UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 29, 2004

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

107 Audubon Road, #5
Wakefield, Massachusetts 01880

 (Address of Principal Executive Offices, including Zip Code)

(781) 246-0700

 (Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02	Results of Operations and Financial Condition.

The information contained in this Item 2.02 is being furnished in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Item 2.02, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Attached as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the press release of Implant Science Corporation, dated September 29, 2004, reporting Implant Science Corporation’s financial results for the year ended June 30, 2004.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.1      Press Release issued by Implant Sciences Corporation, dated September 29, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

Date: October 1, 2004	By: /s/ Anthony J. Armini
Anthony J. Armini, Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by Implant Sciences Corporation, dated September 29, 2004.